Notes Receivable	12 Months Ended
Dec. 31, 2022
Notes Receivable [Abstract]
NOTES RECEIVABLE

NOTE 4 — NOTES RECEIVABLE

Notes receivable consisted of the following bank acceptance notes:

	As of December 31,
	2022	2021
Due in the first quarter of 2022	$-	$49,378
Due in the second quarter of 2022	-	761,537
Due in the third quarter of 2022	-	81,592
Due in the first quarter of 2023	116,280	-
Due in the second quarter of 2023	94,589	-
Due in the third quarter of 2023	91,906	-
Total	$302,775	$892,507

Notes receivable are received from customers for the purchase of the Company’s products and are issued by financial institutions that entitle the Company to receive the full-face amounts from the financial institution at maturity, which bears no interest and generally ranges from six to twelve months from the date of issuance.